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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 12, 2003

                                   ----------

                            CNA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                        1-5823                   36-6169860
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                               60685
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (312) 822-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.                          Description
-----------      --------------------------------------------------------------
99.1             CNA Financial Corporation press release, issued November 12,
                 2003, providing information on 3rd quarter 2003 results of operations

99.2             CNA Financial Corporation financial supplement, issued
                 November 12, 2003, providing supplemental financial information for the third quarter 2003

Item 12.  Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


On November 12, 2003 CNA Financial Corporation issued a press release and financial supplement providing information on its results of operations for the third quarter 2003. The press release is furnished as Exhibit 99.1 and the financial supplement is furnished as Exhibit 99.2 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION


Dated: November 12, 2003                     /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer



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